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                                                                     Exhibit 4.2



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                          FIRST SUPPLEMENTAL INDENTURE

                                      among

                                PRR NEWCO, INC.,
                                     Issuer

                        NORFOLK SOUTHERN RAILWAY COMPANY
                                    Guarantor

                                       and

                              THE BANK OF NEW YORK

                           Dated [____________, 2004]

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      FIRST SUPPLEMENTAL INDENTURE, dated as of [ ], 2004 (the "First
Supplemental Indenture"), by and among PRR Newco, Inc. (the "Company"), a Virginia corporation and wholly-owned subsidiary of Norfolk Southern Railway Company, as Issuer, Norfolk Southern Railway Company ("NSR" or the "Guarantor"), a Virginia corporation, as Guarantor, and The Bank of New York, as trustee (the "Trustee"), under the Indenture, dated as of [_______________, 2004], by and among the Company, NSR and the Trustee (the "Base Indenture").

            WHEREAS, each of the Company and the Guarantor executed and delivered the Base Indenture to the Trustee to provide for the future issuance of the Company's unsecured debt securities (the "Securities") to be issued from time to time in one or more series as might be determined by the Company and the Guarantor under the Base Indenture, in an unlimited aggregate principal amount, which may be authenticated and delivered as provided in the Base Indenture;

            WHEREAS, pursuant to the terms of the Base Indenture, the Company desires to provide for the establishment, and the Guarantor desires to provide for the full and unconditional guarantee, of two new separate series of Securities designated the Company's 9-3/4% Senior Notes due 2020 (the "2020 Notes") and 7-7/8% Senior Notes due 2043 (the "2043 Notes" and, together with the 2020 Notes, the "Notes"), the form and substance of the Notes and the terms, provisions and conditions thereof to be set forth as provided in the Base Indenture and this First Supplemental Indenture;

            WHEREAS, (a) the Company has requested that the Trustee execute and deliver this First Supplemental Indenture pursuant to Sections 301 and 801 of the Base Indenture, (b) all requirements necessary to make this First Supplemental Indenture a valid instrument in accordance with its terms, and to make the Notes, when executed by the Company and the Guarantor and authenticated and delivered by the Trustee, the valid obligations of the Company and the Guarantor, have been performed, and (c) the execution and delivery of this First Supplemental Indenture have been duly authorized in all respects; and

            WHEREAS, the Company and the Guarantor are each party to a distribution agreement pursuant to which, among other things, upon the completion of certain conditions the Company will be merged with and into the Guarantor, at which time the Guarantor will assume all of the obligations of the Company under the Base Indenture and this First Supplemental Indenture and the Guarantee will cease to exist.

            NOW THEREFORE, in consideration of the premises and purchase and acceptance of the Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Base Indenture, the form and substance of the Notes and the terms, provisions and conditions thereof, each of the Company and the Guarantor mutually covenants and agrees with the Trustee as follows:
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                                    ARTICLE I

                                   DEFINITIONS

Section 101 Definition of Terms.

            Unless the context otherwise requires:

            (a) a term defined in the Base Indenture has the same meaning when used in this First Supplemental Indenture;

            (b) a term defined anywhere in this First Supplemental Indenture has the same meaning throughout this First Supplemental Indenture;

            (c)   the singular includes the plural and vice versa;

            (d) a reference to a Section or Article is to a Section or Article of this First Supplemental Indenture;

            (e) headings are for convenience of reference only and do not affect interpretation; and

            (f)   the following terms have the meanings given to them in this
Section 101(f):

            "Capital Lease Obligation" means any obligation arising out of any lease of property which is required to be classified and accounted for by the lessee as a capitalized lease on a balance sheet of such lessee under generally accepted accounting principles.

            "Conrail Spin Off Transactions" means any merger, consolidation, conveyance, lease, transfer, sublease or other transaction which is described in or contemplated by the Distribution Agreement or the Form S-4 filed with the Commission by the Company and Guarantor on [ ], 2004, as the same may be amended from time to time.

            "Consolidated Net Tangible Assets" means, at any date, the total assets appearing on the most recent consolidated balance sheet of the Company, the Guarantor and their respective Restricted Subsidiaries as at the end of the fiscal quarter of the Company or the Guarantor ending not more than 135 days prior to such date, prepared in accordance with generally accepted accounting principles of the United States, less (i) all current liabilities (due within one year) as shown on such balance sheet, (ii) applicable reserves, (iii) investments in and advances to Securitization Subsidiaries and Subsidiaries of Securitization Subsidiaries that are consolidated on the consolidated balance sheet of the Company, the Guarantor and their respective Subsidiaries, and (iv) Intangible Assets and liabilities relating thereto.

            "Depositary," with respect to the Notes, means The Depository Trust Company or any successor thereto.


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            "Funded Debt" means (i) any indebtedness of the Company, the
Guarantor or a Restricted Subsidiary maturing more than 12 months after the time of computation thereof, (ii) guarantees by the Company, the Guarantor or a Restricted Subsidiary of Funded Debt or of dividends of others (except guarantees in connection with the sale or discount of accounts receivable, trade acceptances and other paper arising in the ordinary course of business), (iii) all preferred stock of the Company, the Guarantor or such Restricted Subsidiaries and (iv) all Capital Lease Obligations of the Company, the Guarantor or a Restricted Subsidiary.

            "Global Note" shall have the meaning set forth in Section 203.

            "Guarantee" shall have the meaning set forth in Section 701.

            "Guaranteed Obligations" shall have the meaning set forth in Section 701.

            "Indebtedness" means, at any date, without duplication, (i) all obligations for borrowed money of the Company, the Guarantor or a Restricted Subsidiary or any other indebtedness of the Company, the Guarantor or a Restricted Subsidiary, evidenced by bonds, debentures, notes or other similar instruments and (ii) Funded Debt, except such obligations and other indebtedness of the Company, the Guarantor or a Restricted Subsidiary and Funded Debt, if any, incurred as part of a Securitization Transaction.

            "Intangible Assets" means at any date, the value (net of any applicable reserves) as shown on or reflected in the most recent consolidated balance sheet of the Company, the Guarantor and the Restricted Subsidiaries at the end of the fiscal quarter of the Company or the Guarantor ending not more than 135 days prior to such date, prepared in accordance with generally accepted accounting principles, of: (i) all trade names, trademarks, licenses, patents, copyrights, service marks, goodwill and other like intangibles; (ii) organizational and development costs; (iii) deferred charges (other than prepaid items, such as insurance, taxes, interest, commissions, rents, deferred interest waiver, compensation and similar items and tangible assets being amortized); and
(iv) unamortized debt discount and expense, less unamortized premium.

            "Liens" means pledges, mortgages, security interests and other liens, including purchase money liens, on property of the Company, the Guarantor or any Restricted Subsidiary which secure Funded Debt.

            "Obligation" shall mean any indebtedness for money borrowed or indebtedness evidenced by a bond, note, debenture or other evidence of indebtedness.

            "Preferential Payment" shall have the meaning set forth in Section 701.

            "Principal Subsidiary" shall mean The Alabama Great Southern Railroad Company.

            "Purchase Money Lien" shall mean any mortgage, pledge, lien, encumbrance, charge or security interest of any kind upon any indebtedness of any Principal Subsidiary acquired after the date any Notes are first issued if such Purchase Money Lien is for the


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purpose of financing, and does not exceed, the cost to the Company or any
Subsidiary of acquiring the indebtedness of such Principal Subsidiary and such financing is effected concurrently with, or within 180 days after, the date of such acquisition.

            "Receivables" mean any right of payment from or on behalf of any obligor, whether constituting an account, chattel paper, instrument, general intangible or otherwise, arising, either directly or indirectly, from the financing by the Company, the Guarantor or any Subsidiary of the Company or the Guarantor of property or services, monies due thereunder, security interests in the property and services financed thereby and any and all other related rights.

            "Restricted Subsidiary" means each Subsidiary of the Company or the Guarantor other than Securitization Subsidiaries and Subsidiaries of Securitization Subsidiaries.

            "Securitization Subsidiary" means a Subsidiary of the Company or the Guarantor (i) which is formed for the purpose of effecting one or more Securitization Transactions and engaging in other activities reasonably related thereto and (ii) as to which no portion of the Indebtedness or any other obligations (a) is guaranteed by any Restricted Subsidiary, or (b) subjects any property or assets of any Restricted Subsidiary, directly or indirectly, contingently or otherwise, to any lien, other than pursuant to representations, warranties and covenants (including those related to servicing) entered into in the ordinary course of business in connection with a Securitization Transaction and inter-company notes and other forms of capital or credit support relating to the transfer or sale of Receivables or asset-backed securities to such Securitization Subsidiary and customarily necessary or desirable in connection with such transactions.

            "Securitization Transaction" means any transaction or series of transactions that have been or may be entered into by the Company, the Guarantor or any of their respective Subsidiaries in connection with or reasonably related to a transaction or series of transactions in which the Company, the Guarantor or any of their respective Subsidiaries may sell, convey or otherwise transfer to (i) a Securitization Subsidiary or (ii) any other Person, or may grant a security interest in, any Receivables or asset-backed securities or interest therein (whether such Receivables or securities are then existing or arising in the future) of the Company, the Guarantor or any of their respective Subsidiaries, and any assets related thereto, including, without limitation, all security interests in the property or services financed thereby, the proceeds of such Receivables or asset-backed securities and any other assets which are sold in respect of which security interests are granted in connection with securitization transactions involving such assets.

            "Subsidiary" means a Person a majority of the outstanding voting stock of which is owned, directly or indirectly, by the Company, the Guarantor or by one or more other Subsidiaries, or by the Company, the Guarantor and one or more other Subsidiaries, but does not include CRR Holdings LLC or its Subsidiaries.


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                                   ARTICLE II

                    GENERAL TERMS AND CONDITIONS OF THE NOTES

Section 201 Designation and Principal Amount.

            There shall be two new separate series of Securities designated the Company's 9-3/4% Senior Notes due 2020 and 7-7/8% Senior Notes due 2043. The aggregate principal amount of the two new separate series of Securities authorized by this First Supplemental Indenture shall be limited to $[464,000,000], with the aggregate principal amount of the respective Securities limited to $[319,000,000] for the 2020 Notes and $[145,000,000] for the 2043
Notes (unless the issue of either series of Securities is "reopened" pursuant to Section 801(9) of the Base Indenture (as set forth therein) by issuing additional debt Securities of such series), in an amount or amounts and registered in the names of such Persons as shall be set forth in any written order of the Company for the authentication and delivery of Notes pursuant to
Section 303 of the Base Indenture.

Section 202 Place of Payment: Security Register for Notes.

            The Company selects New York, New York as the Place of Payment for the Notes and hereby appoints the Trustee as Security Registrar for the Notes.

Section 203 Global Note.

            (a) Each series of the Notes shall be issued in the form of one or more global Notes in an aggregate principal amount equal to the aggregate principal amount of all outstanding Notes of that series (each, a "Global Note" and together, the "Global Notes"), to be registered in the name of the Depositary, or its nominee, and delivered by the Trustee to or upon the order of the Depositary for crediting to the accounts of its participants pursuant to the instructions of the Company. The Company upon any such presentation shall execute one or more Global Notes in such aggregate principal amount and deliver the same to the Trustee for authentication and delivery in accordance with the Base Indenture and this First Supplemental Indenture. Payments on Notes issued as one or more Global Notes will be made to the Depositary.

            (b) A Global Note may be transferred, in whole but not in part, only to another nominee of the Depositary, or to a successor Depositary selected or approved by the Company or to a nominee of such successor Depositary.

Section 204 Interest.

            (a) The interest rate in respect of the 2020 Notes will be 9-3/4% per annum (the "2020 Interest Rate") and the interest rate in respect of the 2043 Notes will be 7-7/8% per annum (the "2043 Interest Rate" and collectively with the 2020 Interest Rate, the "Interest Rates").

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            (b)   The 2020 Notes will bear interest at the 2020 Interest Rate from [Closing Date], until the principal thereof becomes due and payable. The 2043 Notes will bear interest at the 2043 Interest Rate from [Closing Date], until the principal thereof becomes due and payable. Interest on the Notes will be payable semi-annually in arrears on June 15 and December 15 of each year, commencing [December 15, 2004], in the case of the 2020 Notes, and on May 15 and November 15 of each year, commencing [November 15, 2004], in the case of the 2043 Notes, to the Person in whose name any such Note or any predecessor Note is registered, at the close of business on the regular record date for such interest installment, which shall be the close of business on the June 1 and December 1 next preceding such Interest Payment Date in the case of the 2020 Notes, and shall be the close of business on the May 1 and November 1 next preceding such Interest Payment Date in the case of the 2043 Notes.

            (c) In the event that any date on which interest is payable on the Notes is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day, with the same force and effect as if made on such date, and no interest shall accrue on the amount so payable from the period from and after such Interest Payment Date or Maturity Date, as the case may be (each date on which interest is actually payable, an "Interest Payment Date").

                                   ARTICLE III

                                    COVENANTS

Section 301 Company Reports.

            The Company, pursuant to Section 314(a) of the Trust Indenture Act, shall:

            (a) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee audited annual and unaudited quarterly financial statements as would have been required to be included in an annual report on Form 10-K or a quarterly report on Form 10-Q, as applicable;

            (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the

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Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

            (c) transmit to all Holders of Securities within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in
Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs
(1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

            Delivery of such documents, reports and information pursuant to this
Section 301 is for information purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on an Officers' Certificate).

            The Company shall reasonably promptly notify the Trustee when any Securities become listed on any national securities exchange and of any delisting therefrom.

Section 302 Limitations on Liens on Stock or Indebtedness of Principal
            Subsidiaries.

            For so long as any Notes issued pursuant to this First Supplemental Indenture are Outstanding, other than in connection with the Conrail Spin Off Transactions, the Company and the Guarantor shall not, nor shall either of them permit any Subsidiary to, create, assume, incur or suffer to exist any mortgage, pledge, lien, encumbrance, charge or security interest of any kind, other than a Purchase Money Lien, upon any stock or indebtedness, whether owned on the date any Notes are first issued or thereafter acquired, of any Principal Subsidiary, to secure any Obligation (other than the Notes) of the Company, the Guarantor, any Subsidiary of the Company or the Guarantor or any other Person, without in any such case making effective provision whereby all of the outstanding Notes shall be directly secured equally and ratably with such Obligation. This Section 302 shall not (i) apply to any mortgage, pledge, lien, encumbrance, charge or security interest on any stock or indebtedness of a Person existing at the time such Person becomes a Subsidiary, (ii) restrict any other property of the Company, the Guarantor or their respective Subsidiaries or (iii) restrict the sale by the Company, the Guarantor or any Subsidiary of any stock or indebtedness of any Subsidiary.

Section 303 Limitations on Funded Debt.

            For so long as any Notes issued pursuant to this First Supplemental Indenture are Outstanding, other than in connection with the Conrail Spin Off Transactions, neither the Company nor the Guarantor shall, nor shall either of them permit any Restricted Subsidiary to, incur, issue, guarantee or create any Funded Debt unless, after giving effect thereto, the sum


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of the aggregate amount of all outstanding Funded Debt of the Company, the
Guarantor and the Restricted Subsidiaries would not exceed an amount equal to 15% of Consolidated Net Tangible Assets.

            This Section 303 shall not apply to, and there shall be excluded from Funded Debt in any computation pursuant hereto, Funded Debt secured by: (i) Liens on real or physical property of any Person existing at the time such Person becomes a Subsidiary; (ii) Liens on real or physical property existing at the time of acquisition thereof incurred within 180 days of the time of acquisition thereof (including, without limitation, acquisition through merger or consolidation) by the Company, the Guarantor or any Restricted Subsidiary;
(iii) Liens on real or physical property thereafter acquired (or constructed) by the Company, the Guarantor or any Restricted Subsidiary and created prior to, at the time of, or within 270 days after such acquisition (including, without limitation, acquisition through merger or consolidation) (or the completion of such construction or commencement of commercial operation of such property, whichever is later) to secure or provide for the payment of all or any part of the purchase price (or the construction price) thereof; (iv) Liens in favor of the Company, the Guarantor or any Restricted Subsidiary; (v) Liens in favor of the United States of America, any State thereof or the District of Columbia, or any agency, department or other instrumentality thereof, to secure partial, progress, advance or other payments pursuant to any contract or the provisions of any statute, (vi) Liens incurred or assumed in connection with the issuance of revenue bonds the interest on which is exempt from federal income taxation pursuant to Section 103(b) of the Internal Revenue Code of 1954, as amended;
(vii) Liens securing the performance of any contract or undertaking not directly or indirectly in connection with the borrowing of money, the obtaining of advances or credit or the securing of Funded Debt, if made and continuing in the ordinary course of business; (viii) Liens incurred (no matter when created) in connection with the Company, the Guarantor or a Restricted Subsidiary engaging in a leveraged or single-investor lease transaction; provided, however, that the instrument creating or evidencing any borrowings secured by such Lien will provide that such borrowings are payable solely out of the income and proceeds of the property subject to such Lien and are not a general obligation of the Company, the Guarantor or such Restricted Subsidiary; (ix) Liens under workers' compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts or deposits to secure public or statutory obligations of the Company, the Guarantor or any Restricted Subsidiary, or deposits of cash or obligations of the United States of America to secure surety, repletion and appeal bonds to which the Company, the Guarantor or any Restricted Subsidiary is a party or in lieu of such bonds, or pledges or deposits for similar purposes in the ordinary course of business, or Liens imposed by law, such as laborers' or other employees', carriers', warehousemen's, mechanics', materialmen's and vendors' Liens and Liens arising out of judgments or awards against the Company, the Guarantor or any Restricted Subsidiary with respect to which the Company, the Guarantor or such Restricted Subsidiary at the time shall be prosecuting an appeal or proceedings for review and with respect to which it shall have secured a stay of execution pending such appeal or proceedings for review, or Liens for taxes not yet subject to penalties for nonpayment or the amount or validity of which is being in good faith contested by appropriate proceedings by the Company, the Guarantor or any Restricted Subsidiary, as the case may be, or minor survey exceptions, minor encumbrances, easement or reservations of,


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or rights of others for, rights-of-way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions or Liens on the use of real properties which Liens, exceptions, encumbrances, easements, reservations, rights and restrictions do not, in the opinion of the Company, in the aggregate materially detract from the value of said properties or materially impair their use in the operation of the business of the Company and its Subsidiaries; (x) Liens incurred to finance construction, alteration or repair of any real or physical property and improvements thereto prior to or within 270 days after completion of such construction, alteration or repair;
(xi) Liens incurred (no matter when created) in connection with a Securitization Transaction; (xii) Liens on property (or any Receivable arising in connection with the lease thereof) acquired by the Company, the Guarantor or a Restricted Subsidiary through repossession, foreclosure or like proceeding and existing at the time of the repossession, foreclosure, or like proceeding; (xiii) Liens on deposits of the Company, the Guarantor or a Restricted Subsidiary with banks (in the aggregate, not exceeding $50 million), in accordance with customary banking practice, in connection with the providing by the Company, the Guarantor or a Restricted Subsidiary of financial accommodations to any Person in the ordinary course of business; or (xiv) any extension, renewal, refunding or replacement of the foregoing.

Section 304 Waiver of Certain Covenants.


             The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 302 or 303 of this First Supplemental Indenture with respect to the Notes of any series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Notes of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect. The rights of the Company set forth in this
Section 304 shall be in addition to the rights of the Company set forth in
Section 908 of the Base Indenture.


                                   ARTICLE IV

                             REDEMPTION OF THE NOTES

Section 401 No Redemption.

            The Notes will not be subject to redemption of any kind at any time prior to maturity.

Section 402 No Sinking Fund.

            The Notes are not entitled to the benefit of any sinking fund.


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                                    ARTICLE V

                                 FORMS OF NOTES

Section 501 Form of Notes.

            The 2020 Notes, along with the Trustee's Certificate of Authentication to be endorsed thereon, are to be substantially in the form attached hereto as Exhibit A. The 2043 Notes, along with the Trustee's Certificate of Authentication to be endorsed thereon, are to be substantially in the form attached hereto as Exhibit B.

                                   ARTICLE VI

                             ORIGINAL ISSUE OF NOTES

Section 601 Original Issue of Notes.

            The 2020 Notes in the aggregate principal amount of $319,000,000 may, upon execution of this First Supplemental Indenture, be executed by the Company and the Guarantor and delivered to the Trustee for authentication as provided in Sections 301 and 303 of the Base Indenture, in the maximum principal amount of $319,000,000.

            The 2043 Notes in the aggregate principal amount of $145,000,000 may, upon execution of this First Supplemental Indenture, be executed by the Company and the Guarantor and delivered to the Trustee for authentication as provided in Sections 301 and 303 of the Base Indenture, in the maximum principal amount of $145,000,000.

                                   ARTICLE VII

                                    GUARANTEE

Section 701 Unconditional Guarantee.

            The Guarantor hereby fully and unconditionally guarantees (such guarantee to be referred to herein as the "Guarantee") to the Holders of the Notes and to the Trustee and its successors and assigns that: (i) the principal of and interest on the Notes will be promptly paid in full when due, subject to any applicable grace period, whether at maturity, by acceleration or otherwise and interest on the overdue principal, if any, and interest on any interest on the Notes and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (ii) in case of any extension of time of payment or renewal of any Notes or of any such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, subject to an applicable grace period, whether at stated maturity, by acceleration or otherwise (collectively, the "Guaranteed Obligations"). The Guarantor hereby agrees that its obligations hereunder


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shall be full, irrevocable, unconditional and absolute, irrespective of the validity, regularity or enforceability of the Notes or the Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of Notes with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

            The obligations of the Guarantor hereunder are separate and independent of the obligations of the Company, and a separate action or actions may be brought and prosecuted against the Guarantor whether action is brought against the Company or whether the Company is joined in any action or actions. The obligations of the Guarantor hereunder shall survive and continue in full force and effect until the earlier of (i) such time as the Guarantee shall cease to exist pursuant to the terms of Section 704 hereof, or (ii) payment in full of the Guaranteed Obligations is actually received by the Holders or the Trustee on behalf of the Holders and the period of time has expired during which any payment made by the Company or the Guarantor may be determined to be a Preferential Payment (defined below), notwithstanding any release or termination of the Company's liability by express or implied agreement or by operation of law and notwithstanding that the Guaranteed Obligations or any part thereof are deemed to have been paid or discharged by operation of law or by some act or agreement. For purposes of this Guarantee, the Guaranteed Obligations shall be deemed to be paid only to the extent that the Holders, or the Trustee on behalf of the Holders, actually receive immediately available funds.

            The Guarantor agrees that to the extent the Company makes any payment to the Holders, or to the Trustee on behalf of the Holders, in connection with the Guaranteed Obligations, and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by the Holders or the Trustee or paid over to a trustee, receiver or any other entity, whether under any bankruptcy act or otherwise (any such payment is hereinafter referred to as a "Preferential Payment"), then this Guarantee shall continue to be effective or shall be reinstated, as the case may be, and, to the extent of such payment or repayment by the Holders or Trustee, the Guaranteed Obligations or part thereof intended to be satisfied by such Preferential Payment shall be revived and continued in full force and effect as if said Preferential Payment had not been made.

Section 702 Waiver.

            To the fullest extent permitted by applicable law, the Guarantor waives and agrees not to assert: (a) any right to require the Holders or Trustee to proceed against the Company, to pursue any other remedy available to the Holders or Trustee or to pursue any remedy in any particular order or manner;
(b) assert the benefit of any statute of limitations affecting the Guarantor's liability hereunder or the enforcement hereof; (c) demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand, nonpayment and acceptance of this Guarantee; (d) notice of the existence, creation or incurring of new or additional indebtedness of the Company to the Holders; and (e) any defense arising by reason of any disability or other defense of the Company or by reason of the cessation from any cause whatsoever (other than payment in full of all amounts demanded


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to be paid by the Guarantor under this Guarantee) of the liability of the
Company for the Guaranteed Obligations. Until payment in full of the Guaranteed Obligations, the Guarantor shall have no right of subrogation and hereby waives any right to enforce any remedy which the Holders or the Trustee now have, or may hereafter have, against the Company, and waives any benefit of, or any right to participate in, any security now or hereafter held on behalf of the Holders.

Section 703 Execution of Guarantee.

            The Guarantor hereby agrees to execute a notation of Guarantee in substantially the form attached to the form of Note, and to deliver such notation to the Trustee.

            The Guarantor hereby agrees that its Guarantee of Securities of a series to which this Article VII has been made applicable shall remain in full force and effect notwithstanding any failure to endorse on any such Security a notation relating to the Guarantee thereof.

            Manual or facsimile signatures of individuals, on this First Supplemental Indenture and the Base Indenture, who were at any time the proper officers of the Guarantor, shall bind the Guarantor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to or at the time of the authentication and delivery of such Securities by the Trustee or did not hold such offices at the date of such Securities.

            The delivery by the Trustee of any Security of a series to which this Article VII has been made applicable, after the authentication thereof under this Indenture, shall constitute due delivery of the Guarantee set forth in this Indenture on behalf of the Guarantor.

Section 704 Cessation of Guarantee.

            The Guarantee under this First Supplemental Indenture will automatically cease to exist upon the merger of the Company with and into the Guarantor, at which point the Guarantor will succeed to, and be substituted for, and may exercise every right and power of, the Company under the Base Indenture, this First Supplemental Indenture and the Notes.

                                  ARTICLE VIII

                                  MISCELLANEOUS

Section 801 Ratification of Base Indenture.

            The Base Indenture, as supplemented by this First Supplemental Indenture, is in all respects ratified and confirmed, and this First Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided.

Section 802 Trustee Not Responsible for Recitals.

            The recitals herein contained are made by the Company and the Guarantor and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this First Supplemental Indenture.

Section 803 Governing Law.

            This First Supplemental Indenture, the Guarantee and the Notes shall be construed in accordance with and governed by the laws of the State of New York.

Section 804 Separability.

            In case any one or more of the provisions contained in this First Supplemental Indenture or in the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this First Supplemental Indenture or of the Notes, but this First Supplemental Indenture and the Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 805 Counterparts.

            This First Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed and attested, as of the day and year first above written.

                                    PRR NEWCO, INC.


                                    By:
                                        --------------------------
                                        Name:
                                        Title:
Attest:


By:
    -----------------------------
    Name:
    Title:
                                    NORFOLK SOUTHERN RAILWAY COMPANY


                                    By:
                                        --------------------------
                                        Name:
                                        Title:
Attest:


By:
    -----------------------------
    Name:
    Title:
                                    THE BANK OF NEW YORK, as Trustee


                                    By:
                                        --------------------------
                                        Name:
                                        Title:
Attest:


By:
    -----------------------------
    Name:
    Title:

                                    EXHIBIT A

                                    FORM ONLY
                                  FACE OF NOTE

            This Note is a Global Note within the meaning of the Base Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Note is exchangeable for Notes registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Base Indenture, and no transfer of this Note (other than a transfer of this Note as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

            Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No.                                                       CUSIP No. [          ]

                                 PRR NEWCO, INC.
                                     Issuer

                        NORFOLK SOUTHERN RAILWAY COMPANY
                                    Guarantor

                                      NOTE
                              DUE DECEMBER 15, 2020

            PRR NEWCO, INC., a corporation organized under the laws of the Commonwealth of Virginia (herein called the "Company," which term includes any successor corporation under the Base Indenture hereinafter referred to), for value received, hereby promises to pay, and Norfolk Southern Railway Company, a corporation organized under the laws of the Commonwealth of Virginia (hereinafter called "NSR" or the "Guarantor") hereby promises to fully and unconditionally guarantee such payment, to Cede & Co., or registered assigns, the principal sum of [Three-Hundred-Nineteen Million Dollars ($319,000,000)] on June 15, 2020 and the Company hereby promises to pay, and NSR promises to guarantee, the payment of interest thereon from [closing date] or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on June 15 and December 15 of each year, commencing June 15, 2004, at a rate of 9-3/4% per annum until the principal hereof is paid or made available for payment, and on any overdue principal and premium, if any, at a rate of 9-3/4% per annum and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at a rate of 9-3/4% per annum compounded semi-annually. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date (as defined below) shall be calculated as provided in the Base Indenture. In the event that any date on which interest is payable on this Note is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day, with the same force and effect as if made on such date and no interest shall accrue on the amount so payable from the period from and after such Interest Payment Date or Maturity Date, as the case may be (each date on which interest is actually payable, an "Interest Payment Date"). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Base Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Security, as defined in said Base Indenture) is registered at the close of business on the regular record date for such interest installment, which shall be the close of business on the June 1 and December 1 next preceding such Interest Payment Date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such regular record date and may be paid to the Person in whose name this Note (or one or more Predecessor Security) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered Holders of Notes not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner, all as more fully provided in the Base Indenture. The principal of and premium, if any, and the interest on this Note shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made, at the option of the Company and upon prior notice to the Trustee, by check mailed to the registered Holder at such address as shall appear in the Security Register or by wire transfer to an account designated by a Holder in writing not less than ten days prior to the date of payment.

            The indebtedness evidenced by this Note is, to the extent provided in the Base Indenture, equal in right of payment with all other unsecured and unsubordinated indebtedness of each of the Company and the Guarantor, and this
Note is issued subject to the provisions of the Base Indenture and the First Supplemental Indenture hereinafter referred to with respect thereto. Each Holder of this Note, by accepting the same, agrees to and shall be bound by such provisions, and authorizes and directs the Trustee on his or her behalf to be bound by such provisions. Each Holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the provisions contained herein and in the Base Indenture and the First Supplemental Indenture by each Holder of unsecured and unsubordinated indebtedness of the Company, whether now outstanding or hereafter incurred, and waives reliance by each such Holder or creditor upon said provisions.

            This Note shall not be entitled to any benefit under the Base Indenture or the First Supplemental Indenture, or be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

            The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

            IN WITNESS WHEREOF, the Company and the Guarantor have caused this instrument to be executed.

                                    PRR NEWCO, INC.


                                    By:
                                        --------------------------
                                        Name:
                                        Title:
Attest:


By:
    -----------------------------
    Name:
    Title: Secretary or Assistant Secretary

                                    NORFOLK SOUTHERN RAILWAY COMPANY


                                    By:
                                        --------------------------
                                        Name:
                                        Title:
Attest:


By:
    -----------------------------
    Name:
    Title:

                          CERTIFICATE OF AUTHENTICATION

            This is one of the Securities (as defined below) of the series designated therein referred to in the within-mentioned Base Indenture.

THE BANK OF NEW YORK
  as Trustee

By:
    -----------------------------
       Authorized Signatory


Dated:
      -----------------------

                          (FORM OF REVERSE OF NOTE)

            This Note is one of a duly authorized series of securities of the Company (herein sometimes referred to as the "Security"), issued or to be issued in one or more series under and pursuant to an Indenture, dated as of [__________, 2004] (the "Base Indenture"), duly executed and delivered by and among the Company, the Guarantor and The Bank of New York (the "Trustee"), as supplemented by the First Supplemental Indenture, dated as of [__________, 2004] (the "First Supplemental Indenture"), by and among the Company, the Guarantor and the Trustee to which Base Indenture and First Supplemental Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Guarantor and the Holders of the Security. By the terms of the Base Indenture, the Securities are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Base Indenture. This Security is the series designated on the face hereof (the "Notes") and is limited in aggregate principal amount as specified in said First Supplemental Indenture.

            In case an Event of Default, as defined in the Base Indenture, shall have occurred and be continuing, the principal of all of the Notes may be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Base Indenture.

            The Base Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in principal amount of the Outstanding Security of each series affected, to execute supplemental indentures for the purpose of adding any provisions to the Base Indenture or of modifying in any manner the rights of the Holders of the Security; provided, however, that no such supplemental indenture shall (i) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or any premium payable upon the redemption thereof or the rate of interest thereof to reduce the amount of principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 of the Base Indenture, or change any Place of Payment where, or the coin or currency in which, any Security (or premium, if any, thereon) or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date); or
(ii) reduce the percentage in principal amount of the Outstanding Security of any series, the Holders of which are required to consent to any such supplemental indenture or to waive certain defaults thereunder and their consequences provided for in the Base Indenture; or (iii) modify any of the provisions of the Base Indenture relating to supplemental indentures that require consent of Holders, the waiver of past defaults or the waiver of certain covenants, except to increase any such percentage or to provide that certain other provisions of the Base Indenture cannot be modified or waived, without the consent of the Holders of each Outstanding Security affected thereby, provided, however, that the consent of the Holders shall not be required with respect to changes in the references to "the Trustee" in Sections 802 and 908 of the Base Indenture or with respect to the deletion of this proviso from the Base Indenture, in accordance with Sections 608(b) and 801(7) of the Base Indenture. The Base Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Security of any series affected thereby, on behalf of all of the Holders of the

Security of such series, to waive any past Default under the Base Indenture, and its consequences, except a Default in the payment of the principal of, premium, if any, or interest on any Security of such series or a Default in respect of a covenant or provision of the Base Indenture which cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected. Any such consent or waiver by the registered Holder of this Note (unless revoked as provided in the Base Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued in exchange therefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

            No reference herein to the Base Indenture or First Supplemental Indenture and no provision of this Note or of the Base Indenture or First Supplemental Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

            As provided in the Base Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered Holder hereof on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Trustee in New York, New York duly endorsed by the registered Holder hereof or accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Security Registrar duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

            No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

            Prior to due presentment of this Note for registration of transfer of this Note, the Company, the Trustee, and any agent of the Company or the Trustee may treat the registered Holder hereof as the owner hereof (whether or not this Note shall be overdue) and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

            No recourse shall be had for the payment of the principal of or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Base Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company, the Guarantor or of any predecessor or successor corporation of either the Company or the Guarantor, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released. Such waiver may not be effective to waive liabilities under the federal securities laws.

            The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. This Global Note is exchangeable for Notes in definitive form only under certain limited circumstances set forth in the Base Indenture. Notes so issued are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Base Indenture and subject to certain limitations herein and therein set forth, Notes of this series so issued are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the Holder surrendering the same.

            All terms used in this Note that are defined in the Base Indenture or the First Supplemental Indenture shall have the meanings assigned to them therein.

            THE BASE INDENTURE, THE FIRST SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

               FORM OF NOTATION ON SECURITY RELATING TO GUARANTEE
                                    GUARANTEE

            For value received, the undersigned Guarantor has fully and unconditionally guaranteed (i) the due and punctual payment of the principal of and interest on the Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and interest, if any, on the Notes, to the extent lawful, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee all in accordance with the terms set forth in Article VII of the First Supplemental Indenture and (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

            Each Holder of a Note by accepting a Note agrees that the Guarantor shall have no further liability with respect to its Guarantee if the Guarantor otherwise ceases to be liable in respect of its Guarantee in accordance with the terms of the Section 704 of First Supplemental Indenture.

            The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which the Guarantee is noted shall have been executed by the Trustee under the First Supplemental Indenture by the manual signature of one of its authorized officers.

            Captialized terms used but not defined in this Notation of Guarantee shall have the meanings assigned to them in the Base Indenture or the First Supplemental Indenture.

            IN WITNESS WHEREOF, the Guarantor has caused this instrument to be duly executed under its corporate seal.


                                    NORFOLK SOUTHERN RAILWAY COMPANY



                                    By: _________________________
                                        Name:
                                        Title:

                                    EXHIBIT B

                                    FORM ONLY
                                  FACE OF NOTE

            This Note is a Global Note within the meaning of the Base Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Note is exchangeable for Notes registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Base Indenture, and no transfer of this Note (other than a transfer of this Note as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

            Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No.                                                       CUSIP No. [          ]

                                 PRR NEWCO, INC.
                                     Issuer

                        NORFOLK SOUTHERN RAILWAY COMPANY
                                    Guarantor

                                      NOTE
                              DUE NOVEMBER 15, 2043

            PRR NEWCO, INC., a corporation organized under the laws of the Commonwealth of Virginia (herein called the "Company", which term includes any successor corporation under the Base Indenture hereinafter referred to), for value received, hereby promises to pay, and Norfolk Southern Railway Company, a corporation organized under the laws of the Commonwealth of Virginia (hereinafter called "NSR" or the "Guarantor") hereby promises to fully and unconditionally guarantee such payment, to Cede & Co., or registered assigns, the principal sum of [One-Hundred Forty-Five Million Dollars ($145,000,000)] on May 15, 2043 and the Company hereby promises to pay, and NSR promises to guarantee, the payment of interest thereon from [closing date] or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on May 15 and November 15 of each year, commencing May 15, 2004, at a rate of 7-7/8% per annum until the principal hereof is paid or made available for payment, and on any overdue principal and premium, if any, at a rate of 7-7/8% per annum and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at a rate of 7-7/8% per annum compounded semi-annually. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date (as defined below) shall be calculated as provided in the Base Indenture. In the event that any date on which interest is payable on this
Note is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day, with the same force and effect as if made on such date and no interest shall accrue on the amount so payable from the period from and after such Interest Payment Date or Maturity Date, as the case may be (each date on which interest is actually payable, an "Interest Payment Date"). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Base Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Security, as defined in said Base Indenture) is registered at the close of business on the regular record date for such interest installment, which shall be the close of business on the May 1 and November 1 next preceding such Interest Payment Date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such regular record date and may be paid to the Person in whose name this Note (or one or more Predecessor Security) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered Holders of Notes not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner, all as more fully provided in the Base Indenture. The principal of and premium, if any, and the interest on this Note shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made, at the option of the Company and upon prior notice to the Trustee, by check mailed to the registered Holder at such address as shall appear in the Security Register or by wire transfer to an account designated by a Holder in writing not less than ten days prior to the date of payment.

            The indebtedness evidenced by this Note is, to the extent provided in the Base Indenture, equal in right of payment with all other unsecured and unsubordinated indebtedness of each of the Company and the Guarantor, and this
Note is issued subject to the provisions of the Base Indenture and the First Supplemental Indenture hereinafter referred to with respect thereto. Each Holder of this Note, by accepting the same, agrees to and shall be bound by such provisions, and authorizes and directs the Trustee on his or her behalf to be bound by such provisions. Each Holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the provisions contained herein and in the Base Indenture and the First Supplemental Indenture by each Holder of unsecured and unsubordinated indebtedness of the Company, whether now outstanding or hereafter incurred, and waives reliance by each such Holder or creditor upon said provisions.

            This Note shall not be entitled to any benefit under the Base Indenture or the First Supplemental Indenture, or be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

            The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

            IN WITNESS WHEREOF, the Company and the Guarantor have caused this instrument to be executed.

                                    PRR NEWCO, INC.


                                    By:
                                        --------------------------
                                        Name:
                                        Title:
Attest:


By:
    -----------------------------
    Name:
    Title: Secretary or Assistant Secretary

                                    NORFOLK SOUTHERN RAILWAY COMPANY


                                    By:
                                        --------------------------
                                        Name:
                                        Title:
Attest:


By:
    -----------------------------
    Name:
    Title:

                          CERTIFICATE OF AUTHENTICATION

            This is one of the Securities (as defined below) of the series designated therein referred to in the within-mentioned Base Indenture.

THE BANK OF NEW YORK,
  as Trustee

By:
    -----------------------------
       Authorized Signatory


Dated:
      -----------------------

                            (FORM OF REVERSE OF NOTE)

            This Note is one of a duly authorized series of securities of the Company (herein sometimes referred to as the "Security"), issued or to be issued in one or more series under and pursuant to an Indenture, dated as of [________, 2004] (the "Base Indenture"), duly executed and delivered by and among the Company, the Guarantor and The Bank of New York (the "Trustee"), as supplemented by the First Supplemental Indenture, dated as of [____________, 2004] (the "First Supplemental Indenture"), by and among the Company, the Guarantor and the Trustee to which Base Indenture and First Supplemental Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Guarantor and the Holders of the Security. By the terms of the Base Indenture, the Securities are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Base Indenture. This Security is the series designated on the face hereof (the "Notes") and is limited in aggregate principal amount as specified in said First Supplemental Indenture.

            In case an Event of Default, as defined in the Base Indenture, shall have occurred and be continuing, the principal of all of the Notes may be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Base Indenture.

            The Base Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in principal amount of the Outstanding Security of each series affected, to execute supplemental indentures for the purpose of adding any provisions to the Base Indenture or of modifying in any manner the rights of the Holders of this Security; provided, however, that no such supplemental indenture shall (i) change the Stated Maturity of the principal of, or any installment of principal of or interest on, this Security, or reduce the principal amount thereof or any premium payable upon the redemption thereof or the rate of interest thereon, or to reduce the amount of principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 of the Base Indenture, or change any Place of Payment where, or the coin or currency in which, any Security (or premium, if any, thereon) or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption
Date); or (ii) reduce the percentage in principal amount of the Outstanding Security of any series, the Holders of which are required to consent to any such supplemental indenture or to waive certain defaults thereunder and their consequences provided for in the Base Indenture; or (iii) modify any of the provisions of the Base Indenture relating to supplemental indentures that require consent of Holders, the waiver of past defaults or the waiver of certain covenants, except to increase any such percentage or to provide that certain other provisions of the Base Indenture cannot be modified or waived, without the consent of the Holders of each Outstanding Security affected thereby, provided, however, that the consent of the Holders shall not be required with respect to changes in the references to "the Trustee" in Sections 802 and 908 of the Base Indenture with respect to the deletion of this proviso from the Base Indenture, in accordance with Sections 608(b) and 801(7) of the Base Indenture. The Base Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Security of any series affected thereby, on behalf of all of the Holders of the

Security of such series, to waive any past Default under the Base Indenture, and its consequences, except a Default in the payment of the principal of, premium, if any, or interest on any Security of such series or a Default in respect of a covenant or provision of the Base Indenture which cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected. Any such consent or waiver by the registered Holder of this Note (unless revoked as provided in the Base Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued in exchange therefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

            No reference herein to the Base Indenture or First Supplemental Indenture and no provision of this Note or of the Base Indenture or First Supplemental Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

            As provided in the Base Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered Holder hereof on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Trustee in New York, New York duly endorsed by the registered Holder hereof or accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Security Registrar duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

            No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

            Prior to due presentment of this Note for registration of transfer of this Note, the Company, the Trustee, and any agent of the Company or the Trustee may treat the registered Holder hereof as the owner hereof (whether or not this Note shall be overdue) and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

            No recourse shall be had for the payment of the principal of or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Base Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company, the Guarantor or of any predecessor or successor corporation of either the Company or the Guarantor, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released. Such waiver may not be effective to waive liabilities under the federal securities laws.

            The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. This Global Note is exchangeable for Notes in definitive form only under certain limited circumstances set forth in the Base Indenture. Notes so issued are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Base Indenture and subject to certain limitations herein and therein set forth, Notes of this series so issued are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the Holder surrendering the same.

            All terms used in this Note that are defined in the Base Indenture or the First Supplemental Indenture shall have the meanings assigned to them therein.

            THE BASE INDENTURE, THE FIRST SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

               FORM OF NOTATION ON SECURITY RELATING TO GUARANTEE


            For value received, the undersigned Guarantor has fully and unconditionally guaranteed (i) the due and punctual payment of the principal of and interest on the Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and interest, if any, on the Notes, to the extent lawful, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee all in accordance with the terms set forth in Article VII of the First Supplemental Indenture and (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

            Each Holder of a Note by accepting a Note agrees that the Guarantor shall have no further liability with respect to its Guarantee if the Guarantor otherwise ceases to be liable in respect of its Guarantee in accordance with the terms of Section 704 of the First Supplemental Indenture.

            The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which the Guarantee is noted shall have been executed by the Trustee under the First Supplemental Indenture by the manual signature of one of its authorized officers.

            Capitalized terms used but not defied in this Notation of Guarantee shall have the meanings assigned to them in the Base Indenture or the First Supplemental Indenture.

            IN WITNESS WHEREOF, the Guarantor has caused this instrument to be duly executed under its corporate seal.

                                    NORFOLK SOUTHERN RAILWAY COMPANY



                                    By: __________________________
                                        Name:
                                        Title:

                                TABLE OF CONTENTS

                                                                              Page
                                                                              ----
ARTICLE I DEFINITIONS........................................................  2
      Section 101  Definition of Terms.......................................  2

ARTICLE II GENERAL TERMS AND CONDITIONS OF THE NOTES.........................  5
      Section 201  Designation and Principal Amount..........................  5
      Section 202  Place of Payment: Security Register for Notes.............  5
      Section 203  Global Note...............................................  5
      Section 204  Interest..................................................  5

ARTICLE III COVENANTS........................................................  6
      Section 301  Company Reports...........................................  6
      Section 302  Limitations on Liens on Stock or Indebtedness of Principal
                   Subsidiaries .............................................  7
      Section 303  Limitations on Funded Debt................................  7
      Section 304  Waiver of Certain Covenants...............................  9

ARTICLE IV REDEMPTION OF THE NOTES...........................................  9
      Section 401  No Redemption.............................................  9
      Section 402  No Sinking Fund...........................................  9

ARTICLE V FORMS OF NOTES....................................................  10
      Section 501  Form of Notes............................................  10

ARTICLE VI ORIGINAL ISSUE OF NOTES..........................................  10
      Section 601  Original Issue of Notes..................................  10

ARTICLE VII GUARANTEE.......................................................  10
      Section 701  Unconditional Guarantee..................................  10
      Section 702  Waiver...................................................  11
      Section 703  Execution of Guarantee...................................  12
      Section 704  Cessation of Guarantee...................................  12

ARTICLE VIII MISCELLANEOUS..................................................  12
      Section 801  Ratification of Base Indenture...........................  12
      Section 802  Trustee Not Responsible for Recitals.....................  13
      Section 803  Governing Law............................................  13
      Section 804  Separability.............................................  13
      Section 805  Counterparts.............................................  13

EXHIBIT A    1

EXHIBIT B    1


                                      B-ii